SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 1995



Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                     0-752                 23-1128670
(State or other         (Commission File         (IRS Employer
jurisdiction of              Number)           Identification No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                                 19102
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (215) 545-2500


Item 5.    Other Events.

  On May 5, 1995, Westmoreland Coal Company announced that it will move its corporate office from Philadelphia, Pennsylvania to Colorado Springs, Colorado. The relocation is expected to be completed by September 1995.


Item 7.	Exhibits.

	Press release dated May 5, 1995.







EXHIBIT INDEX


                                                       Sequentially
Exhibit    Description of Exhibit                         Numbered
Number                                                      Page
  1        Press release dated May 5, 1995                   4












SIGNATURE





	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


		  WESTMORELAND COAL COMPANY




Date:  May 9, 1995		By:
			   Francis J. Boyle
		     Senior Vice President, Chief
			   Financial Officer & Treasurer